UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2012

Saba Software, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34372	94-3267638
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bridge Parkway, Redwood Shores, California		94065-1166
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (650) 581-2500

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 28, 2012, Saba Software, Inc. (the “Company”) issued a press release announcing the delay of its third quarter fiscal year 2012 earnings release and investor conference call to allow the Company additional time to complete an internal review of the accounting treatment of certain international transactions. Upon completion of the internal review, the Company plans to release earnings concurrently with the filing of its Form 10-Q. Once that date is finalized, Saba will schedule an investor conference call to discuss the financial results for the period.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements involve inherent uncertainties and risks, including risks that are described from time to time in Saba’s Securities and Exchange Commission reports, including, but not limited to, the section entitled “Risk Factors” in the Form 10-K for the fiscal year ended May 31, 2011, and similar disclosures in subsequent reports filed with the SEC. The forward-looking statements and risks stated herein are based on information available to Saba today. Saba assumes no obligation to update them.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saba Software, Inc. (Registrant)

Date: March 30, 2012	/s/ Peter E. Williams III
(Signature)
Peter E. Williams III
Executive Vice President and Secretary